                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) promulgated under the Exchange Act, the undersigned hereby agree to the joint filing with each other on behalf of each of them a statement on Schedule 13D with respect to the Common Stock deemed to be beneficially owned by each of them.

         The undersigned further agree that each party hereto is responsible for the timely filing of such statement on Schedule 13D and any amendments thereto, and for the completeness or accuracy of the information concerning such party contained therein; provided, however, that no party is responsible for the completeness or accuracy of the information contained therein concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

         IN WITNESS WHEREOF, the undersigned have executed this Joint Filing Agreement as of the 15th day of October, 2002.

Dated:  October 14, 2002.                     /s/ Evelyn E. Howell
                                       -----------------------------------------
                                       Evelyn E. Howell

Dated:  October 14, 2002.                     /s/ David Lawrence Howell
                                       -----------------------------------------
                                       David Lawrence Howell

Dated:  October 15, 2002.                     /s/ Steven Kendrick Howell
                                       -----------------------------------------
                                       Steven Kendrick Howell

Dated:  October 15, 2002.                     /s/ Douglas Warren Howell
                                       -----------------------------------------
                                       Douglas Warren Howell

Dated:  October 14, 2002.                     /s/ Bradley Neilson Howell
                                       -----------------------------------------
                                       Bradley Neilson Howell

Dated:  October 14, 2002.              THE DAVID LAWRENCE HOWELL 1975 TRUST


                                       By:      /s/ David Lawrence Howell
                                          --------------------------------------
                                          David Lawrence Howell, Co-Trustee

                                       By:      /s/ Thomas M. Wright
                                          --------------------------------------
                                          Thomas M. Wright, Co-Trustee

Dated:  October 15, 2002.              THE STEVEN KENDRICK HOWELL 1975 TRUST


                                       By:      /s/ Steven Kendrick Howell
                                          --------------------------------------
                                          Steven Kendrick Howell, Co-Trustee

                                       By:      /s/ Thomas M. Wright
                                          --------------------------------------
                                          Thomas M. Wright, Co-Trustee



                              Page 21 of 64 Pages
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Dated:  October 15, 2002.              THE DOUGLAS WARREN HOWELL 1975 TRUST


                                       By:      /s/ Douglas Warren Howell
                                          --------------------------------------
                                          Douglas Warren Howell, Co-Trustee

                                       By:      /s/ Thomas M. Wright
                                          --------------------------------------
                                          Thomas M. Wright, Co-Trustee

Dated:  October 14, 2002.              THE BRADLEY NEILSON HOWELL 1975 TRUST


                                       By:      /s/ Bradley Neilson Howell
                                          --------------------------------------
                                          Bradley Neilson Howell, Co-Trustee

                                       By:      /s/ Thomas M. Wright
                                          --------------------------------------
                                          Thomas M. Wright, Co-Trustee

Dated:  October 14, 2002.                       /s/ Thomas M. Wright
                                       -----------------------------------------
                                       Thomas M. Wright, as
                                       Co-Trustee of The David Lawrence Howell
                                       1975 Trust
                                       Co-Trustee of The Steven Kendrick Howell
                                       1975 Trust
                                       Co-Trustee of The Douglas Warren Howell
                                       1975 Trust
                                       Co-Trustee of The Bradley Neilson Howell
                                       1975 Trust

Dated:  October 14, 2002.              HOWELL FOUNDATION


                                       By:      /s/ Evelyn E. Howell
                                          --------------------------------------
                                          Evelyn E. Howell, Co-Trustee



                              Page 22 of 64 Pages